Second Quarter 2026 Performance July 28, 2026

2 | Second Quarter 2026 Performance Important Notice to Investors Please read this management presentation together with the Company’s press release issued earlier today announcing the Company’s second quarter 2026 financial results and in conjunction with the Company’s recent Annual Report and Quarterly Reports as filed with the Securities and Exchange Commission (SEC). Certain statements contained in this presentation that are not historical facts may be forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward looking statements may include, but are not limited to, statements about our plans, objectives, expectations, prospects, expected future financial guidance and intentions, markets in which we participate and other statements contained in this presentation that are not historical facts. When used in this presentation, the words "expect," "predict," "project," "anticipate," "believe," "estimate," "intend," "plan," "seek" and similar expressions are generally intended to identify forward looking statements. Because these forward looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward looking statements, including changes in our plans, objectives, expectations, prospects and intentions and other factors discussed in our filings with the SEC. We cannot guarantee any future levels of activity, performance or achievements. Travelzoo undertakes no obligation to update forward looking statements to reflect events or circumstances occurring after the date of this presentation.

3 | Second Quarter 2026 Performance Part 1: Second Quarter 2026 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

4 | Second Quarter 2026 Performance International conflicts negatively impacted all business segments. Investments in growing Club Members led to a reported loss. 23.9 23.2 Q2 2025 Q2 2026 Revenue $ millions Operating Profit (Loss) $ millions 2.1 (2.8) Q2 2025 Q2 2026

5 | Second Quarter 2026 Performance 2027* Q4 2026* Q3 2026* Q2 2026 Q1 2026 2025 2024 Average Q1 2025 thru Q1 2026 Q2 2026 and next few quarters We decided to accelerate the shift towards recurring membership revenues by more quickly growing (paying) Club Members. Objectives and Actions • Accelerate the growth in (paying) Club Members • Increase recurring membership revenues—a more attractive business model • Enhance the value of club membership: - Travel Enthusiast HotlineTM - META - Culinary Journeys Number of Club Members at End of Quarter/Year 2.3 4.7 Quarterly Spend on Marketing $ millions * Estimates

6 | Second Quarter 2026 Performance We are scaling member acquisition to the point where payback still occurs quickly. * Most new Club Members start with a trial. Acquisition cost here is presented for Club Members who paid the annual fee—after trial conversion. ** New members on a trial pay $1 for the first 30 days, so the payment of the $50 annual membership in the U.S. only occurs 30 days after the start of the trial. Payback on member acquisition is positive within a quarter,** even though revenue recognition is delayed Average Acquisition Cost of Annual Club Members* Q2 2026, U.S. market $ Additional revenue from transactions within the same quarter 1st year annual member- ship fee $50 Additional advertising revenue Future member- ship and other revenue $15 ($28) ($38) Q1 2025 Q2 2025 ($40) Q3 2025 ($62) Q4 2025 ($34) Q2 2026 Return from Club Members Acquired in the Quarter and Future Periods Q2 2026, U.S. market $ ($27) Q1 2026

7 | Second Quarter 2026 Performance As a reminder, with subscription businesses, membership fee revenue is recognized ratably over the subscription period, whereas acquisition costs are expensed immediately when incurred. Example: New member joins on June 15, 2026, paying a membership fee of $50 per annum Revenue Recognition $ Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 $50 $2.08 $12.50 $12.50 $12.50 $10.42 Payment by member Revenue recognized Revenue recognized

8 | Second Quarter 2026 Performance Marketing costs reduce reported quarterly EPS in the short time but are projected to drive better results in 2027 and beyond. 2025 2026* 2027* Club Member Growth Travelzoo Membership Revenues** $ millions 2025 2026* 2027* Incremental Impact of Marketing Costs on EPS 7.7 ~30.0+ ~17.2 ~$1.20 ($0.60) * Estimates ** Travelzoo Club Membership revenue only. Excludes Jack’s Flight Club As % of revenue** 8% 13% 30% 2027* 2026*

9 | Second Quarter 2026 Performance Membership fees, which are more stable and predictable, are adding revenue and have become a larger share, which we want to increase further. Advertising and Commerce Global Revenues $ millions 19.4 20.9 20.0 18.7 19.1 20.7 20.9 18.6 18.3 19.7 18.2 Q4 2023 Q1 2024 Q2 2024 Membership Fees 1.2 1.1 1.2 1.4 1.6 2.4 3.0 3.6 4.1 4.6 5.0 Includes advertising and commerce revenues from travel companies, local and entertainment businesses and other partners Includes membership fees and subscription revenues from both Travelzoo and Jack’s Flight Club Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026

10 | Second Quarter 2026 Performance 2.8 (0.9) International conflicts affected revenues in all segments. Revenue $ millions North America Segment Europe Segment Operating Profit (Loss) $ millions 6.4 6.2 0.2 Jack’s Flight Club Segment 1.4 1.3 16.1 15.7 Q2 2025 Q2 2026 Q2 2025 Q2 2026 (0.0)(1.2)(1.5)

11 | Second Quarter 2026 Performance Accelerated growth of Club Members reduces operating margin in the short-term. As the number of membership renewals—which do not have acquisition expenses—grows, operating margins are expected to become very attractive over time.* Operating Margin 4% 7% 9% 11% 18% 22% 8% 14% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Q2 2026 (26%) (2%) (12%) * Quarterly fluctuations in operating margin are likely.

12 | Second Quarter 2026 Performance The investments in Club Members occur in all key markets. Over time, we expect margins to return to previous levels or even exceed them. North America Operating Margin Europe Operating Margin (4%) (14%) (10%) (16%) 31% 27% 22% 29% 31% 26% 25% 33% 24% 17% 8% 10% 21% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 8% 4% 13% 21% 8% 17% 3% 3% 4% (19%)(10%)

13 | Second Quarter 2026 Performance 2.1 0.3 2.4 Q2 2025 * GAAP operating profit + amortization of intangibles + stock option expenses + severance-related expenses = non-GAAP operating profit; GAAP operating loss - stock option expenses = non-GAAP operating loss Total non-GAAP operating loss was $2.1 million. Non-GAAP Operating Profit (Loss)* $ millions GAAP Operating Profit (Loss) Adjustments Non-GAAP Operating Profit (Loss)* (2.8) 0.7 (2.1) Q2 2026

14 | Second Quarter 2026 Performance Items excluded in the calculation of non-GAAP operating profit (loss): $ millions Q2 2025 Q2 2026 Adjustments* 0.4 0.7 Amortization of intangibles 0.0 0.0 Stock option expense 0.3 0.7 Severance-related expenses — 0.0 * Numbers do not add up due to rounding.

15 | Second Quarter 2026 Performance 11.2 11.3 7.6 Q2 2025 Q1 2026 Q2 2026 Our cash balance decreased because we reduced merchant payables by $2.7 million and repurchased shares for $1.9 million. We expect the cash balance to rebound next quarter. Cash Balance at End of Quarter* $ millions * Includes cash, cash equivalents and restricted cash

16 | Second Quarter 2026 Performance Part 1: Second Quarter 2026 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

17 | Second Quarter 2026 Performance The must-have membership for the travel enthusiast Membership empowers you to live your life as a travel enthusiast to the fullest, while respecting different cultures. Annual membership ($50 for a 12-month period in the U.S.) provides: • Access to Club Offers negotiated and rigorously vetted for us travel enthusiasts You won’t find them anywhere else. • First access to our weekly Top 20®, giving travel enthusiasts a first choice • Complimentary access to airport lounges worldwide in case of flight delays • Travel Enthusiast HotlineTM—24/7 complimentary assistance wherever you travel • Culinary Journeys (coming soon)

18 | Second Quarter 2026 Performance A few of the exclusive Club Offers that we created for Club Members during Q2: £249pp—Rome luxury city break with flights $499—Hawaii vacation at Hilton resort w/flights £89pp—London’s ‘hottest theatre ticket’ plus dinner $2000 off—Mexico St. Regis ocean view escape w/butler service

19 | Second Quarter 2026 Performance Perfect for the travel enthusiast: Worldwide complimentary lounge access in case of flight delays Complimentary access to an airport lounge if flight is delayed by at least one hour. The benefit is good on any flight on any airline, regardless of where they booked. Bring up to three family members or guests for free. For an unlimited number of trips.

20 | Second Quarter 2026 Performance Travelzoo is loved by travel enthusiasts who are affluent, active and open to new experiences. Sources: Travelzoo Trends Global Survey; October 2025; n=8,039 Travelzoo members. * Meta Business Suite; April 2026; global demographics based on Facebook and Instagram followers across six markets; global figures represent a simple average of market-level platform splits. ** Travelzoo Domestic Travel Survey in the U.S.; January 2026; n=1,425 Travelzoo members, 500 general population respondents; the median excludes respondents who did not specify their household income; the median is determined based on the selected income range from the survey, with the midpoint of that range rounded to the nearest thousand. 88% are likely to book an unplanned trip with an attractive offer 90% are open to new destinations and travel ideas 69% plan to take 2+ international trips in 2026 73% female 27% male* 62% ages 45+ 38% ages 18-44* Our Members Compared to the General Population Median Household Income** Member Sentiment and Demographics U.S. Travelzoo members U.S. general population $150,000 $63,000

21 | Second Quarter 2026 Performance Part 1: Second Quarter 2026 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

22 | Second Quarter 2026 Performance Management focus • Grow the number of (paying) members and accelerate revenue growth by converting Legacy Members and adding new Club Members • Retain, and grow, our profitable advertising business from the popular Top 20® product • Accelerate revenue growth which drives future profits in spite of temporarily lower EPS • Grow Jack’s Flight Club’s subscription revenue • Launch Travelzoo META with discipline

23 | Second Quarter 2026 Performance Part 1: Second Quarter 2026 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

24 | Second Quarter 2026 Performance

NASDAQ: TZOO HAVE A GOOD DAY! For questions, please contact Travelzoo Investor Relations: ir@travelzoo.com